Exhibit 10.3

OMNIBUS ACKNOWLEDGEMENT, REAFFIRMATION

AND AMENDMENT TO SECURITY DOCUMENTS

THIS OMNIBUS ACKNOWLEDGEMENT, REAFFIRMATION AND AMENDMENT TO SECURITY DOCUMENTS (“Omnibus Reaffirmation Agreement”) is made as of October 25, 2010, by and among SOUTHERN GRAPHIC SYSTEMS - CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN – CANADA, CO., an unlimited liability company organized under the laws of Nova Scotia (“Canadian Borrower”), SGS INTERNATIONAL, INC., a Delaware corporation (“US Borrower”, and together with Canadian Borrower, the “Borrowers” and each individually, a “Borrower”), the undersigned Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Restated Credit Agreement as hereinafter defined; together with Borrowers, collectively, the “Pledgors” and each, individually, a “Pledgor”) and UBS AG, STAMFORD BRANCH, as US administrative agent (in such capacity, “US Administrative Agent”), as US collateral agent (in such capacity, “US Collateral Agent”), as Canadian administrative agent (in such capacity, “Canadian Administrative Agent” and, together with US Administrative Agent, the “Administrative Agents”) and as Canadian collateral agent (in such capacity, “Canadian Collateral Agent” and, together with US Collateral Agent, the “Collateral Agents”).

W I T N E S S E T H:

WHEREAS, the Borrowers and the requisite Lenders under the Existing Credit Agreement have entered into that certain Amendment Agreement, dated as of October 25, 2010 (together with all exhibits thereto, the “Amendment Agreement”), pursuant to which that certain Credit Agreement, dated as of December 30, 2005 (the “Existing Credit Agreement”), will be amended and restated in the form of that certain Amended and Restated Credit Agreement, dated as of October 25, 2010, attached as Exhibit A to the Amendment Agreement (the “Restated Credit Agreement”); and

WHEREAS, the Pledgors have previously executed and delivered to the Administrative Agents (or their predecessors in such capacities) and the Collateral Agents, for the benefit of the Secured Parties, various security and related documents in connection with the Existing Credit Agreement; and

WHEREAS, the Pledgors will derive both direct and indirect benefits from the loans and other financial accommodations made pursuant to the Restated Credit Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Restated Credit Agreement and to the making the loans, advances and other financial accommodations of the Administrative Agents, the Collateral Agents and Lenders under the Restated Credit Agreement that the Loan Parties enter into this Omnibus Reaffirmation Agreement to acknowledge and agree that the Existing Security Documents (as hereinafter defined) and the liens, security interests and guarantees granted and issued thereunder and under the Restated Credit Agreement, secure and guarantee the Obligations under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Existing Security Documents. “Existing Security Documents” as used herein shall mean, collectively, that certain Security Agreement, dated as of December 30, 2005, made by each Pledgor signatory thereto and each additional Pledgor joined thereto in favor of the US Collateral Agent for the benefit of the Secured Parties (the “US Security Agreement”), together with any and all other Security Documents (as defined in the Existing Credit Agreement) to which any Pledgor is a party (other than the Perfection Certificate and Perfection Certificate Supplements delivered prior to the date hereof), in each case, together with all amendments, supplements and other modifications thereto.

2. Amendments to Existing Security Documents.

(a) Cross references in the Existing Security Documents to particular section references in the Existing Credit Agreement shall be deemed to be cross references to the corresponding sections, as applicable, of the Restated Credit Agreement.

(b) Clause (b) of the definition of “Excluded Property” in the US Security Agreement is hereby amended by deleting the reference to “Equipment” appearing therein and substituting “property” in its place.

3. Reaffirmation. In connection with the execution and delivery of the Amendment Agreement by the Borrowers and the Lenders signatory thereto and the amendment and restatement of the Existing Credit Agreement effected thereby, each Pledgor in its capacity as a “Guarantor” under the Existing Credit Agreement or as a “Pledgor” under the Security Agreement and/or as a party to any other Existing Security Document, as the case may be, acknowledges and, to the extent required, consents to the Amendment Agreement and the amendment and restatement of the Existing Credit Agreement effected thereby and agrees to be bound to all of the terms, covenants, conditions and obligations set forth in the Restated Credit Agreement to the same extent that it would have been bound if it had been a direct signatory to the Amendment Agreement. Each Pledgor that is a Guarantor under and as defined in the Existing Credit Agreement ratifies and reaffirms all of its guarantee obligations under Article VII of the Existing Credit Agreement, as amended by the Amendment Agreement.

Each Pledgor ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Existing Security Document to which it is a party as deemed amended pursuant to Section 2 of this Omnibus Reaffirmation Agreement. To the extent such Pledgor granted liens on or security interests in any of its properties pursuant to any such Existing Security Documents as security for the Obligations and/or the Guaranteed Obligations, as the case may be, (each as defined in the Existing Credit Agreement) under or with respect to the Existing Credit Agreement, each hereby ratifies and reaffirms such grant of security and confirms and agrees that such liens and security interests hereafter secure all of the Obligations and/or the Guaranteed Obligations, as the case may be, under and as defined in the Restated Credit Agreement. In each case each reference in such Existing Security Documents to the obligations secured thereby shall be construed to hereafter mean and refer to the Obligations and/or the Guaranteed Obligations, as the case may be, under the Restated Credit Agreement. Each Pledgor hereto acknowledges receipt of a copy of the Restated Credit Agreement and acknowledges that each of the Existing Security Documents to which such Pledgor is a party remains in full force and effect and as hereby modified, ratified and confirmed. The execution of this Omnibus Reaffirmation Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agents, the Collateral Agents or any Lender, nor constitute a waiver of any provision of any of the Existing Security Documents nor constitute a novation of any of the Obligations or Guaranteed Obligations under the Existing Credit Agreement, the Restated Credit Agreement or the Existing Security Documents as amended pursuant to Section 2 of this Omnibus Reaffirmation Agreement.

4. Successors and Assigns. This Omnibus Reaffirmation Agreement shall be binding upon each Pledgor and upon their respective successors and assigns and shall inure to the benefit of the Administrative Agents, the Collateral Agents and the Secured Parties and their respective successors and assigns. The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

5. Further Assurances. Each Pledgor hereby agrees from time to time, as and when requested by the Administrative Agents, the Collateral Agents or any Lender to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agents, the Collateral Agents or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Omnibus Reaffirmation Agreement and any Security Documents to which such Pledgor is a party.

6. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

7. Governing Law. THIS OMNIBUS REAFFIRMATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8. Severability. Wherever possible, each provision of this Omnibus Reaffirmation Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Omnibus Reaffirmation Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Omnibus Reaffirmation Agreement.

9. Execution in Counterparts. This Omnibus Reaffirmation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

10. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Signature Pages Follow]

WITNESS the due execution of this Omnibus Reaffirmation Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

PLEDGORS:

SGS INTERNATIONAL, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SOUTHERN GRAPHIC SYSTEMS - CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN – CANADA, CO.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SOUTHERN GRAPHICS, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING EUROPE HOLDINGS LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

SOUTHERN GRAPHIC SYSTEMS MEXICO, S. DE R.L. DE C.V.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SOUTHERN GRAPHIC SYSTEMS, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

PROJECT DOVE HOLDCO, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

PROJECT DOVE MANITOBA, LP

By:	/s/ Henry R. Baughman

Name:	Henry Baughman, as Vice President of
Title:	Project Dove Holdco, Inc., its General Partner

SGS ASIA PACIFIC LIMITED

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING NETHERLANDS B.V.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING EUROPE LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

MCG GRAPHICS LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

WITNESS the due execution of this Omnibus Reaffirmation Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

UBS AG, STAMFORD BRANCH,

as US Administrative Agent, US Collateral Agent,

Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US